EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CH4 Natural Solutions Corporation (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthuros Mangriotis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 12, 2026

/s/ Arthuros Mangriotis
Arthuros Mangriotis
Chief Financial Officer, Chief Accounting Officer and Secretary
(Principal Financial and Accounting Officer)